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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned do hereby constitute and appoint DOUGLAS J. LEECH (whose address is 3957 Eastlake Drive, Morgantown, West Virginia 26508) and KEVIN D. LEMLEY (whose address is 206 Lemley Road, Waynesburg, Pennsylvania 15370) and each of them severally, the true and lawful agents and attorneys-in-fact (the "Agents" and, severally, an "Agent") of the undersigned with full power to act, upon the terms and conditions herein set forth, for and in the name, place and stead of the undersigned in any way which the undersigned could do, if the undersigned were personally present, to execute in their name, place and stead (in any such capacity), all applications, certificates, letters, registration statements, amendments to registration statements or other documents addressed to or filed with the Securities and Exchange Commission which may be required in connection with the registration under the Securities Act of 1933, as amended, of the 600,000 shares of the common stock of Centra Financial Holdings, Inc., and to file the same with the Securities and Exchange Commission and other appropriate agencies or departments, each of said attorneys and agents to have power to act with or without the other, and to have full power and authority to do and perform in the name and on behalf of each of the undersigned directors every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned may or could do in person.

     Dated this 19th day of March, 2002.

     WITNESS the following signatures and seals:

                                          /s/ DOUGLAS J. LEECH (SEAL)
                                          --------------------------------------
                                                Douglas J. Leech

                                          /s/ ARTHUR GABRIEL (SEAL)
                                          --------------------------------------
                                                Arthur Gabriel

                                          /s/ PARRY G. PETROPLUS (SEAL)
                                          --------------------------------------
                                                Parry G. Petroplus

                                          /s/ MILAN PUSKAR (SEAL)
                                          --------------------------------------
                                                Milan Puskar

                                          /s/ BERNARD G. WESTFALL (SEAL)
                                          --------------------------------------
                                                Bernard G. Westfall

                                          /s/ JAMES W. DAILEY II (SEAL)
                                          --------------------------------------
                                                James W. Dailey, II